================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-88373) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.           [ ]

                        POST-EFFECTIVE AMENDMENT NO. 21         [ ]

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 23                [ ]


                               VANGUARD STAR FUND
               (Exact Name of Registrant as Specified in Charter)

                                 P.O. BOX 2600,
                             VALLEY FORGE, PA 19482
                    (Address of Principal Executive Office)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

     It is requested that this filing become effective on April 23, 1998 pursuant to paragraph (b) of Rule 485.

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended December 31, 1997 on March 30, 1998.

================================================================================

This post-effective amendment No. 21 to the registration statement of the Vanguard STAR Fund, File No. 2-88373, hereby incorporates by reference the entire contents of post-effective amendment No. 20 to the same registration statement (No. 2-88373), previously filed with the Commission on April 9, 1998.

--------------------------------------------------------------------------------

                                                            [VANGUARD FLAG LOGO]

                                    VANGUARD
                         INTERNATIONAL INDEX PORTFOLIOS
                    P  R  O  S  P  E  C  T  U  S

                                 APRIL 23, 1998


         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EUROPEAN PORTFOLIO

         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- PACIFIC PORTFOLIO

     VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EMERGING MARKETS PORTFOLIO

              VANGUARD STAR FUND -- TOTAL INTERNATIONAL PORTFOLIO

                                [VANGUARD LOGO]

--------------------------------------------------------------------------------

================================================================================


PROSPECTUS -- APRIL 23, 1998                      A Member of The Vanguard Group

================================================================================

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES. Vanguard International Equity Index Fund is an open-end diversified investment company that consists of three
Portfolios -- European, Pacific, and Emerging Markets. The Total International Portfolio is part of Vanguard STAR Fund, which is an open-end non-diversified investment company (information on STAR's other five Portfolios can be obtained by calling Vanguard). The four Portfolios described in this prospectus are designed as Index Funds.

     The European Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Europe Index, an index of companies in 15 European countries. The Pacific Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Pacific (Free) Index, an index of companies in Japan, Australia, New Zealand, Hong Kong, Singapore and Malaysia. The Emerging Markets Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International -- Select Emerging Markets (Free) Index, an index of companies located in 16 Asian, Latin American, African, and European countries. These Portfolios use statistical procedures to invest primarily in common stocks found in their indexes.

     The Total International Portfolio seeks investment results that parallel those of the Morgan Stanley Capital International Europe, Australia, and Far East + Select Emerging Markets (Free) Index by investing in a combination of the European, Pacific, and Emerging Markets Portfolios.
     There is no assurance that any Portfolio will achieve its stated objective. Shares of the Portfolios are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------


OPENING AN ACCOUNT. To open a non-retirement account, complete and return an Account Registration Form. For assistance, call the Investor Information Department. To open an Individual Retirement Account (IRA), use a Vanguard IRA Adoption Agreement. To obtain a copy, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m., and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). To open an account by wire, call the Client Services Department at 1-800-662-2739. The minimum initial investment for each Portfolio is $3,000 ($1,000 for IRAs and Uniform Gifts/Transfers to Minors Act accounts). The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Portfolios incur expenses for investment advisory, management, administrative and distribution services. Each Portfolio charges a $10 annual account maintenance fee (waived for balances of $10,000 or more at the time of the annual deduction). Each Portfolio charges a transaction fee on purchases (1.0% for the Emerging Markets Portfolio, 0.5% for the European Portfolio, 0.5% for the Pacific Portfolio, 0.5% for the Total International Portfolio); the Emerging Markets Portfolio charges a 1% transaction fee on redemptions. These fees are paid to the Portfolios to offset the costs of trading international securities.

--------------------------------------------------------------------------------


ABOUT THIS PROSPECTUS. This Prospectus is designed to set forth concisely the information you should know about the Portfolios before you invest. It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. This Statement is dated April 23, 1998 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund, calling the Investor Information Department at 1-800-662-7447 or visiting the Securities and Exchange Commission's website (www.sec.gov).

--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Expenses.............  2
Financial Highlights...........  5
Yield and Total Return.........  8
Investment Objective...........  9
Investment Policies............  9
Investment Risks............... 11
Who Should Invest.............. 13
Implementation of Policies..... 14
Investment Limitations......... 17
Management of the Fund......... 17
Investment Adviser............. 18
Dividends, Capital Gains
  and Taxes.................... 19
The Share Price of Each
  Portfolio.................... 21
General Information............ 22
Opening an Account and
  Purchasing Shares............ 24
When Your Account Will
  Be Credited.................. 27
Selling Your Shares............ 28
Exchanging Your Shares......... 30
Transferring Registration...... 32
Statements and Reports......... 32
Other Vanguard Services........ 33


--------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO
EXPENSES The following table illustrates ALL expenses and fees that you would incur as a shareholder of each Portfolio. The expenses and fees set forth below are for the 1997 fiscal year.


                                                                                              EMERGING        TOTAL
                                                                      EUROPEAN     PACIFIC     MARKETS    INTERNATIONAL
                                 SHAREHOLDER TRANSACTION EXPENSES     PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
                               ----------------------------------------------------------------------------------------
                               Sales Load Imposed on Purchases......   None *      None *      None *        None *
                               Sales Load Imposed on Reinvested
                                Dividends...........................     None        None        None          None
                               Redemption Fees......................     None        None          1%          None
                               Exchange Fees........................     None        None        None          None

                          * Shareholders are charged a portfolio transaction
                            fee, payable directly to the Portfolio on each purchase of shares.


                                                                                              EMERGING        TOTAL
                                                                      EUROPEAN     PACIFIC     MARKETS    INTERNATIONAL
                                  ANNUAL FUND OPERATING EXPENSES      PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
                               ----------------------------------------------------------------------------------------
                               Management & Administrative
                                Expenses**..........................    0.22        0.25        0.28          0.24
                               Investment Advisory Fees.............    None        None        None          None
                               12b-1 Fees...........................    None        None        None          None
                               Other Expenses
                                Distribution Costs..................    0.03        0.03        0.03          0.03
                                Miscellaneous Expenses..............    0.06        0.07        0.26          0.08
                                                                      ------      ------      ------      --------
                               Total Other Expenses.................    0.09        0.10        0.29          0.11
                                                                      ------      ------      ------      --------
                                      TOTAL OPERATING EXPENSES......    0.31        0.35        0.57          0.35
                                                                      =======     =======     =======     =========


                         ** For accounts of less than $10,000, each Portfolio
                            assesses an annual account maintenance fee of $10. This fee is in addition to the expenses set forth above.


                         Because it invests in a combination of the European, Pacific, and Emerging Markets Portfolios, the Total International Portfolio does not have operating expenses of its own. However, Total International Portfolio shareholders bear indirectly the expenses of the underlying Portfolios. The purpose of the above table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolios.



EACH PORTFOLIO
CHARGES A PURCHASE
TRANSACTION FEE          Each Portfolio assesses a portfolio transaction fee on
                         share purchases. These fees are as follows: 0.5% of the dollar amount invested for the European Portfolio, 0.5% of the dollar amount invested for the Pacific
                         Portfolio, 1.0% of the dollar amount invested for the Emerging Markets Portfolio and 0.5% of the dollar amount invested for the Total International Portfolio.
                         In all four Portfolios, the portfolio transaction fee is paid directly to the respective Portfolio, not to Vanguard (except that the Total International
                         Portfolio's fee is passed through to the underlying
                         Portfolios in which it invests). It is not a sales charge. The fee applies to an initial investment in the Portfolio and all subsequent purchases (including purchases made by exchange from another Vanguard Fund or from other Portfolios of Vanguard International
                         Equity Index Fund), but not to reinvested dividend or capital gains distributions. The Portfolio transaction fee is deducted automatically from the amount invested;
                         it cannot be paid separately.

EMERGING MARKETS
PORTFOLIO CHARGES
A 1% REDEMPTION
TRANSACTION FEE          The Emerging Markets Portfolio also assesses a 1%
                         portfolio transaction fee on share redemptions. This 1% charge applies to all redemptions or exchanges from the Portfolio. The 1% fee is deducted from redemption or exchange proceeds and is paid directly to the Portfolio, not to Vanguard. It is not a contingent deferred sales charge.



                         The purpose of the purchase and redemption transaction fees is to allocate transaction costs associated with purchases and redemptions to shareholders making those transactions, thus insulating other shareholders from those transaction costs. These costs include: (1) brokerage costs; (2) market impact costs -- i.e., the increase in market prices which may result when the Portfolios purchase or sell thinly traded stocks; and
                         (3) the effect of the "bid-ask" spread in international markets.



                         The purchase and redemption transaction fees represent Vanguard's estimate of the brokerage and other costs incurred by the Portfolios in purchasing and selling international stocks. Without the fees, each Portfolio would incur these transaction costs directly, resulting in reduced investment performance for all shareholders of the Portfolio. With the fee, the transaction costs of purchasing and selling international stocks are borne not by all existing shareholders, but only by those investors making transactions. Because the purchaser, not the Portfolio, bears these costs, the Portfolio is expected to track its benchmark index more closely.



                         It is important to note that the transaction costs incurred when purchasing or selling stocks of companies in emerging market countries can be extremely high. The three components of transaction costs -- brokerage fees, market impact, and bid/ask spreads are often significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/ask spreads are wide, and market impact is significant. In addition to these customary costs, most foreign countries have exchange fees or stamp taxes.



EACH PORTFOLIO WILL
CHARGE A $10 ACCOUNT
MAINTENANCE FEE          Each Portfolio assesses an annual account maintenance
                         fee of $10 for each shareholder account. The purpose of the $10 fee is to allocate part of the costs of maintaining shareholder accounts equally to all accounts. This fee, which is paid directly by shareholders, is deducted from the Fund's annual dividend. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00% on a $1,000 investment in the Fund, and 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more at the time of the annual deduction.



                         The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
                         (2) redemption at the end of each period. The $10 annual fee payable on accounts with current balances of less than $10,000 is not included.



                                                           1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                           -------   -------   -------   --------
                               European Portfolio........    $ 8       $15       $22       $44
                               Pacific Portfolio.........    $ 9       $16       $25       $49
                               Emerging Markets
                                 Portfolio...............    $26       $39       $54       $96
                               Total International
                                 Portfolio...............    $ 9       $16       $25       $49


                         THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS               The following financial highlights of the Portfolios
                         for a share outstanding throughout each period have been derived from financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report on the financial statements including this information was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997
                         Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1997
                         Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.



                             ----------------------------------------------------------------------------
                                                          EUROPEAN PORTFOLIO
                             ----------------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,                      MAY 1+ TO
                             ------------------------------------------------------------   DEC. 31,
                              1997     1996     1995     1994     1993     1992     1991      1990
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD................  $16.57   $14.02   $11.76   $11.88    $9.33    $9.92    $9.06     $10.00
                             ------   ------   ------   ------   ------    -----    -----   ---------
INVESTMENT OPERATIONS
  Net Investment Income....     .38      .34      .32      .28      .17      .25      .26       .16
  Net Realized and
    Unrealized Gain (Loss)
    on Investments.........    3.63     2.63     2.30     (.06)    2.55     (.58)     .86      (.94)
                             ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL FROM INVESTMENT
         OPERATIONS........    4.01     2.97     2.62      .22     2.72     (.33)    1.12      (.78)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income......    (.37)    (.36)    (.32)    (.28)    (.17)    (.26)    (.26)     (.16)
  Distributions from
    Realized Capital
    Gains..................    (.08)    (.06)    (.04)    (.06)      --       --       --        --
                             ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL
         DISTRIBUTIONS.....    (.45)    (.42)    (.36)    (.34)    (.17)    (.26)    (.26)     (.16)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD...................  $20.13   $16.57   $14.02   $11.76   $11.88    $9.33    $9.92      $9.06
=========================================================================================================
TOTAL RETURN(1)............   24.23%   21.26%   22.28%    1.88%   29.13%   (3.32)%  12.40%     (7.23)%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions)...............  $2,432   $1,595   $1,017     $715     $601     $256     $161        $96
Ratio of Total Expenses to
  Average Net Assets.......    0.31%    0.35%    0.35%    0.32%    0.32%    0.32%    0.33%     0.40%*
Ratio of Net Investment
  Income to Average Net
  Assets...................    2.19%    2.45%    2.66%    2.41%    2.05%    3.05%    3.06%     3.68%*
Portfolio Turnover Rate....       3%       4%       2%       6%       4%       1%      15%**       3%
Average Commission Rate
  Paid.....................  $.0396   $.0395      N/A      N/A      N/A      N/A      N/A       N/A
  *  Annualized.
 **  Portfolio turnover rate for 1991 excluding in-kind
     redemptions was 3% for the European Portfolio.
  +  Commencement of operations.
(1)  Total return figures do not reflect the transaction fee on purchases (.5% beginning 11/3/97, 1% from 1993 through
     11/2/1997) or the annual account maintenance fee of $10.

                               ----------------------------------------------------------------------------
                                                            PACIFIC PORTFOLIO
                               ----------------------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                      MAY 1+ TO
                               ------------------------------------------------------------   DEC. 31,
                                1997     1996     1995     1994     1993     1992     1991      1990
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................  $10.51   $11.50   $11.31   $10.13    $7.56    $9.42    $8.56     $10.00
                               ------   ------   ------   ------   ------    -----    -----   --------
INVESTMENT OPERATIONS
  Net Investment Income......     .09      .10      .10      .08      .06      .05      .05       .05
  Net Realized and Unrealized
    Gain (Loss) on
    Investments..............   (2.79)   (1.00)     .21     1.24     2.62    (1.76)     .86     (1.44)
                               ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL FROM INVESTMENT
        OPERATIONS...........   (2.70)    (.90)     .31     1.32     2.68    (1.71)     .91     (1.39)
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income........    (.09)    (.09)    (.12)    (.08)    (.06)    (.05)    (.05)     (.05)
  Distributions from Realized
    Capital Gains............      --       --       --     (.06)    (.05)    (.10)      --        --
                               ------   ------   ------   ------   ------    -----    -----   --------
      TOTAL DISTRIBUTIONS....    (.09)    (.09)    (.12)    (.14)    (.11)    (.15)    (.05)     (.05)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD.....................   $7.72   $10.51   $11.50   $11.31   $10.13    $7.56    $9.42      $8.56
===========================================================================================================
TOTAL RETURN(1)..............  (25.67)%  (7.82)%   2.75%   13.04%   35.46%  (18.17)%  10.65%   (14.01)%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
  (Millions).................    $827     $978     $831     $697     $493     $207      $84        $31
Ratio of Total Expenses to
  Average Net Assets.........    0.35%    0.35%    0.35%    0.32%    0.32%    0.32%    0.32%     0.35%*
Ratio of Net Investment
  Income to Average Net
  Assets.....................    1.03%    0.89%    0.97%    0.71%    0.75%    0.92%    0.70%     1.02%*
Portfolio Turnover Rate......       8%       9%       1%       4%       7%       3%      21%**       2%
Average Commission Rate
  Paid.......................  $.0120   $.0156      N/A      N/A      N/A      N/A      N/A       N/A
  *  Annualized.
 **  Portfolio turnover rate for 1991 excluding in-kind
     redemptions was 1% for the Pacific Portfolio.
  +  Commencement of operations.
(1)  Total return figures do not reflect the transaction fee on purchases (.5% in 1997, 1% in 1993 through 1996) or the
     annual account maintenance fee of $10.

                                                 --------------------------------------------------
                                                             EMERGING MARKETS PORTFOLIO
                                                 --------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                 ------------------------------     MAY 4, 1994+,
                                                  1997        1996        1995     TO DEC. 31, 1994
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $12.28      $10.75      $10.87              $10.00
                                                 ------      ------      ------    ------------
INVESTMENT OPERATIONS
  Net Investment Income........................     .24         .18         .15            .06
  Net Realized and Unrealized Gain (Loss) on
    Investments................................   (2.31)       1.52        (.09)           .92
                                                 ------      ------      ------    -----------
      TOTAL FROM INVESTMENT OPERATIONS.........   (2.07)       1.70         .06            .98
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income.........    (.23)       (.17)       (.18)          (.07)
  Distributions from Realized Capital Gains....      --          --          --           (.04)
                                                 ------      ------      ------    -----------
      TOTAL DISTRIBUTIONS......................    (.23)       (.17)       (.18)          (.11)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................   $9.98      $12.28      $10.75         $10.87
===================================================================================================
TOTAL RETURN**.................................  (16.82)%     15.83%       0.56%          9.81%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)...........    $660        $637        $234                 $83
Ratio of Total Expenses to Average Net
  Assets.......................................    0.57%       0.60%       0.60%          0.60%*
Ratio of Net Investment Income to Average Net
  Assets.......................................    1.96%       1.69%       2.00%          1.32%*
Portfolio Turnover Rate........................      19%          1%          3%             6%
Average Commission Rate Paid...................  $.0006      $.0004         N/A            N/A
  *  Annualized.
 **  Total return does not reflect the transaction fee on
     purchases (1% beginning 11/3/1997, 1.5% from 1/1/1997 to
     11/2/1997, 2% in 1994 through 1996), the 1% transaction fee on redemptions, or the annual account maintenance fee of
     $10.
  +  Commencement of operations.

                                                                ------------------------------
                                                                TOTAL INTERNATIONAL PORTFOLIO
                                                                ------------------------------
                                                                               APRIL 29+ TO
                                                                 1997        DECEMBER 31, 1996
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $10.14            $10.26
                                                                ------       -------------
INVESTMENT OPERATIONS
  Income Dividends Received.................................       .18              .150
  Capital Gain Distributions Received.......................       .02              .015
  Net Realized and Unrealized Gain (Loss) on Investments....      (.28)            (.110)
                                                                ------       ------------
      TOTAL FROM INVESTMENT OPERATIONS......................      (.08)             .055
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income......................      (.17)            (.160)
  Distributions from Realized Capital Gains.................      (.02)            (.015)
                                                                ------       ------------
      TOTAL DISTRIBUTIONS...................................      (.19)            (.175)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................     $9.87                  $10.14
==============================================================================================
TOTAL RETURN**..............................................     (0.77)%                  0.55%
==============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)........................      $903                    $280
Ratio of Total Expenses to Average Net Assets...............         0%                0%
Ratio of Net Investment Income to Average Net Assets........      2.19%                   1.51%*
Portfolio Turnover Rate.....................................         0%                0%
Average Commission Rate Paid................................       N/A               N/A
  *  Annualized.
 **  Total return figures do not reflect the transaction fee on purchases (.5% beginning 11/3/1997, .75% from 1/1/1997 to
     11/2/1997, 1% in 1996) or the annual account maintenance fee of $10.
  +  Commencement of operations.


--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time each Portfolio may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a Portfolio refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                         In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on a Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
--------------------------------------------------------------------------------

INVESTMENT               The European Portfolio seeks to match the performance
OBJECTIVE                of the Morgan Stanley Capital International
                         (MSCI) -- Europe Index, which is made up of common
EACH PORTFOLIO SEEKS     stocks of companies located in 15 European countries
TO MATCH THE             (Austria, Belgium, Denmark, Finland, France, Germany,
INVESTMENT               Ireland, Italy, Netherlands, Norway, Portugal, Spain,
PERFORMANCE OF ITS       Sweden, Switzerland, and United Kingdom).
RESPECTIVE INDEX




                         The Pacific Portfolio seeks to match the performance of the Morgan Stanley Capital International
                         (MSCI) -- Pacific (Free) Index, which consists of common stocks of companies located in Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.



                         By combining the European and Pacific Portfolios in the appropriate proportions, you can create a portfolio that seeks to match the performance of another international stock market index: the Morgan Stanley Capital International (MSCI) -- Europe, Australasia, and Far East (Free) Index, also known as the "EAFE" Index. The EAFE Index is a broad-based benchmark made up of more than 1,000 companies in Europe and the Pacific Rim. As of December 31, 1997, the MSCI -- Pacific (Free) Index represented some 33% of the EAFE Index, while the MSCI -- Europe Index represented the remaining 67%.



                         The Emerging Markets Portfolio seeks to track the performance of the Morgan Stanley Capital International
                         (MSCI) -- Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 16 emerging markets of Europe, Asia, Africa and Latin America (Argentina, Brazil, The Czech Republic, Greece, Hong Kong, Hungary, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, Singapore, South Africa, Thailand, and Turkey).


                         The Total International Portfolio seeks to match the performance of the Morgan Stanley Capital International
                         (MSCI) -- Europe, Australasia, and Far East + Select Emerging Markets (Free) Index (the MSCI --
                         EAFE + Select EMF Index) by investing in a combination of the European, Pacific, and Emerging Markets Portfolios.

                         The Portfolios are neither sponsored by nor affiliated with Morgan Stanley Capital International.
--------------------------------------------------------------------------------

INVESTMENT               The Portfolios are not managed according to traditional
POLICIES                 methods of "active" investment management, which
                         involve the buying and selling of securities based upon
THE PORTFOLIOS USE A     economic, financial and market analysis and investment
"PASSIVE" APPROACH TO    judgment. Instead, the Portfolios, utilizing a
INVEST IN INTERNATIONAL  "passive" or indexing investment approach, attempt to
STOCKS                   approximate the investment performance of their
                         respective indexes by holding a portfolio of stocks selected through statistical procedures. The Portfolios are managed without regard to tax ramifications.


                         The European Portfolio invests in a statistically selected sample of more than 550 stocks included in the MSCI -- Europe Index, an index of equity securities of companies located in fifteen European countries. Three countries, the United Kingdom, Germany and France, dominate MSCI -- Europe, with 32%, 15%, and 12% of the market capitalization of the Index, respectively, as of December 31, 1997. The 12 other countries are individually much less significant to the Index and, consequently, the Portfolio.


                         The Pacific Portfolio invests in a statistically selected sample of the more than 500 stocks included in the MSCI -- Pacific (Free) Index, an index of equity securities of Pacific Basin companies. The MSCI -- Pacific (Free) Index is dominated by the Japanese stock market, which represented 77% of the market capitalization of the Index as of December 31, 1997. The "Free" Index includes only shares that U.S. investors are "free," or allowed by law, to purchase and sell.



                         The Emerging Markets Portfolio invests in a statistically selected sample of the approximately 600 stocks included in the MSCI -- Select Emerging Markets Free Index, an index of equity securities of companies located in the countries of 16 emerging markets. Four countries, Brazil, Mexico, Hong Kong, and South Africa, represent a majority of the MSCI -- Select Emerging Markets Free Index, with 20%, 16%, 15%, and 13% of the market capitalization of the Index, respectively, as of December 31, 1997. The sixteen countries of the Index and their percentage weightings as of December 31, 1997, were:



                               Greece.................   3.2%      Hong Kong..............  15.2%
                               The Czech Republic.....   1.2%      Indonesia..............   2.1%
                               Hungary................   1.6%      Malaysia...............   7.1%
                               Poland.................   0.6%      Philippines (Free).....   1.7%
                               Turkey.................   3.8%      Singapore..............   4.8%
                                                        ----
                               EUROPE.................  10.4%      Thailand...............   1.9%
                                                                   Israel.................   3.2%
                                                                                            ----
                               Argentina..............   5.5%
                               Brazil.................  19.6%      ASIA...................  36.0%
                               Mexico (Free)..........  15.6%      South Africa...........  12.9%
                                                        ----
                               LATIN AMERICA..........  40.7%


                         The Index includes only shares that U.S. investors are "free," or allowed by law, to purchase and sell and that have sufficient trading liquidity.


                         The Pacific, European and Emerging Markets Portfolios are each expected to invest in approximately 500 stocks or more. Stocks are selected for inclusion in each Portfolio based on country, market capitalization, industry weightings, and fundamental characteristics such as return variability, earnings valuation, and yield. Each Portfolio is constructed to have aggregate investment characteristics similar to those of its respective index. In order to parallel the performance of its respective index, each Portfolio will invest in each country in approximately the same percentage as the country's weight in the index. The correlation between the performance of each Portfolio and its respective index is intended to be at least 0.95. (A correlation of 1.00 would be perfect correlation).



                         The Total International Portfolio allocates its assets among the European, Pacific and Emerging Markets Portfolios based on each market segment's contribution to the market capitalization of the MSCI -- EAFE + EMF Index. As of December 31, 1997, the European and Pacific markets contributed approximately 59% and 29%, and the Emerging Markets contributed 12% to the Index's market capitalization.



                         The policy of the Pacific and European Portfolios is to remain fully invested in common stocks. The Emerging Markets Portfolio normally invests 95% of its assets in common stocks, with the remaining 5% invested in cash reserves as a way of maintaining a higher degree of liquidity to meet daily redemption requests. At least 80% of the assets of each Portfolio will be invested in stocks that are included in its respective index. Since the Total International Portfolio will invest primarily in shares of the underlying Portfolios, at least 80% of its equity exposure will be to stocks that are included in the MSCI -- EAFE + Select EMF Index. Each Portfolio may invest in certain short-term fixed income securities such as cash reserves, although cash or cash equivalents are normally expected to represent less than 1% of each Portfolio's assets (with the exception of Emerging Markets Portfolio, as noted above). Each Portfolio may also invest up to 50% of its assets in stock futures contracts, options, warrants, convertible securities, and swap agreements in order to invest uncommitted cash balances, maintain liquidity to meet shareholder redemptions, or minimize trading costs. Any investment in futures contracts, options, warrants, convertible securities or swap agreements over 20% of each Portfolio's assets would be made only in emergency situations, for short-term purposes.



                         Any investment by the Portfolios in cash reserves, futures contracts, options or warrants are not intended as "bets" or part of defensive strategies to protect against potential stock market declines. The Portfolios intend to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of their respective indexes. The Portfolios may also enter into forward foreign currency exchange contracts in order to maintain the same currency exposure as their respective indexes (but not as part of a defensive strategy to protect against fluctuations in exchange rates). See "Implementation of Policies" for a description of these and other investment practices of the Portfolios.



                         The investment objective and policies of the Portfolios are not fundamental and so may be changed by the Board of Directors or Board of Trustees without shareholder approval. However, shareholders would be notified prior to a material change in either.

--------------------------------------------------------------------------------

INVESTMENT
RISKS As mutual funds investing in common stocks, the Portfolios are subject to MARKET RISK -- i.e., the possibility that stock prices will decline over short or even extended periods. Both U.S. and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.


INTERNATIONAL STOCKS
MAY EXHIBIT GREATER
VOLATILITY THAN
U.S. STOCKS              Investments in foreign stock markets can be as volatile
                         as, if not more volatile than, investments in U.S.
                         markets. To illustrate the volatility of foreign stock market returns for the U.S. dollar-based investor, the table below sets forth the extremes of foreign stock market returns, as well as average annual returns, for the period from 1969 to 1997, as measured by the MSCI -- Europe, Australasia, and Far
                         East Index and as calculated for a U.S. dollar investor.


                                     AVERAGE INTERNATIONAL STOCK MARKET RETURNS (1969-1997)
                                     -------------------------------------------------------
                                       MSCI --
                                        EAFE        1 YEAR        5 YEARS        10 YEARS
                                     -----------  -----------   ------------   -------------
                                     Best           +69.9%         +36.5%         +22.8%
                                     Worst           -23.2          + 1.5          + 6.6
                                     Average         +14.5          +13.8          +15.3



                         As shown, the MSCI -- EAFE Index has provided annual total returns, averaging +15.3% for all 10-year periods from 1969-1997. Note, however, that the period from 1969 to 1997 was a very favorable one for foreign stock market investing. (The figures on total return and stock market volatility are provided here only as a guide to potential market risk, and should not be viewed as a representation of future returns for international stocks or the Portfolios of the Fund, as historical performance may be a poor guide to future returns. Also, the Indexes shown do not reflect "real world" transaction costs and other expenses.)



THE JAPANESE STOCK
MARKET IS A MAJOR
COMPONENT OF THE
PACIFIC (FREE) INDEX     Investors should realize that Japanese securities
                         comprised 77% of the MSCI -- Pacific (Free) Index as of
                         December 31, 1997. Therefore stocks of Japanese companies will represent a correspondingly large component of the Pacific Portfolio's investment assets.
                         Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios.



STOCKS FROM THREE
COUNTRIES DOMINATE
THE EUROPE INDEX         Stocks from the United Kingdom, Germany and France
                         comprised 32%, 14% and 12% of the MSCI -- Europe Index, respectively, as of December 31, 1997. The remaining 12 countries in the MSCI -- Europe Index have much less significant capitalization weightings in the Index and will therefore have much less impact on the total return of the Index and the European Portfolio.



EMERGING MARKETS
MAY EXHIBIT GREATER
VOLATILITY THAN
DEVELOPED MARKETS        Investors should be aware that emerging markets can be
                         substantially more volatile than both U.S. and more developed foreign markets. For example, from 1989-1997, the average positive monthly return for the Wilshire
                         5000 Index, a broad measure of the U.S. equity market, was +3.3%. The average negative monthly return for the Wilshire 5000 Index was -2.6%. In contrast, from
                         1989-1997, the average positive monthly return of the Morgan Stanley Capital International Emerging Markets
                         Free Index, a widely quoted emerging market benchmark, was +4.9%; while the average negative monthly return was -5.1%.


INVESTMENT ILLIQUIDITY
RISK Volatility in emerging markets may be exacerbated by illiquidity. Average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in investors being forced to purchase securities at substantially higher prices than the current market, or sell securities at much lower prices than the current market.

INTERNATIONAL STOCKS     For U.S. investors, the returns of foreign investments,
ALSO EXPOSE INVESTORS    such as those held by the Portfolios, are influenced by
TO CURRENCY AND          not only the returns on foreign common stocks
OTHER RISKS              themselves, but also by the returns on the currencies
                         in which the stocks are denominated. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the value of foreign securities held by a Portfolio. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor will be diminished. By contrast, in a period when the U.S.
                         dollar generally declines, the returns on foreign stocks will be enhanced.

                         Other risks and considerations of international investing include: differences in accounting, auditing and financial reporting standards; generally higher transaction costs on foreign portfolio transactions; small trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse change in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and potential restriction on the flow of international capital.
--------------------------------------------------------------------------------


WHO SHOULD               The Portfolios are designed for investors who seek a
INVEST                   low-cost "passive" approach for investing in a broadly
                         diversified portfolio of international common stocks.
LONG-TERM INVESTORS      Unlike other actively-managed equity mutual funds,
SEEKING TO INVEST        which generally seek to "beat" market averages with
IN INTERNATIONAL         often unpredictable results, the Portfolios of the Fund
COMMON STOCKS            seek to "match" their respective indexes and thus are
                         expected to provide returns that parallel those of their respective benchmarks.


                         The share prices of the Portfolios are expected to be volatile, and investors should be able to tolerate sudden, sometimes substantial fluctuations in the value of their investment. No assurance can be given that a Portfolio will achieve its stated objective or that shareholders will be protected from the risks inherent in equity investing. Investors may wish to minimize the timing risk of investing in a Portfolio by purchasing shares on a periodic basis (dollar-cost averaging) rather than investing in one lump sum.

                         Because of the risks associated with international common stock investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolios have adopted the following policies. The Portfolios reserve the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolios have adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Portfolios reserve the right to suspend the offering of their shares. Investors should not consider the Portfolios a complete investment program, but should maintain holdings of securities with different risk characteristics -- including U.S. common stocks, bonds and money market instruments.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES

THE PORTFOLIOS INVEST
IN INTERNATIONAL         The Portfolios utilize a number of investment practices
COMMON STOCKS USING      in an effort to parallel the investment performance of
SAMPLING TECHNIQUES      their respective indexes.


                         The MSCI -- Europe Index consists of more than 550 equity securities from Europe, the MSCI -- Pacific
                         (Free) Index consists of more than 500 equity securities from Australia and the Far East, and the MSCI -- Select Emerging Markets (Free) Index consists of some 600 stocks from Asia, Latin America, Africa and Europe. The stocks included in each index are chosen by Morgan Stanley Capital International on a statistical basis. Each stock in the MSCI -- Europe, MSCI -- Pacific (Free), and MSCI -- Select Emerging Markets (Free) Indexes is weighted according to its market value as a percentage of the total market value of all stocks in the respective index. (A stock's market value equals the number of shares outstanding times the most recent price of the security.) The inclusion of a stock in the index in no way implies that Morgan Stanley Capital International believes the stock to be an attractive investment.


                         The European, Pacific, and Emerging Markets Portfolios will be unable to hold all of the issues that comprise their respective indexes because of the costs involved and the illiquidity of many of the securities. Instead, each Portfolio will attempt to hold a representative sample of approximately 500 or more of the securities in its respective Index, which will be selected utilizing a mathematical technique known as "portfolio optimization." Under this technique, each stock is considered for inclusion in the Portfolio based on its contribution to certain country, capitalization, industry, and fundamental investment characteristics. Each Portfolio is constructed so that, in the aggregate, each Portfolio's country, capitalization, industry, and fundamental investment characteristics resemble those of its respective Index. Over time, portfolio composition is altered (or "rebalanced") to reflect changes in the characteristics of the Indexes.

                         Due to the use of this sampling or "portfolio optimization" technique, the Portfolios are not expected to track their benchmark indexes with the same degree of accuracy as large capitalization domestic index funds. Over time, the correlation between the performance of each Portfolio and its respective index is expected to be greater than 0.95. A correlation of
                         1.00 would indicate perfect correlation, which would be achieved when the net asset value of each Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index.

EACH PORTFOLIO MAY
INVEST IN SHORT-TERM
FIXED INCOME
SECURITIES               Although each Portfolio's policy is to remain
                         substantially fully invested in common stocks, the Portfolios may invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include: obligations of the United States
                         Government and its agencies or instrumentalities;
                         commercial paper (rated Prime-1 by Moody's Investors
                         Services, Inc. or A-1 by Standard & Poor's
                         Corporation), bank certificates of deposit and bankers' acceptances; and repurchase agreements collateralized by these securities.

EACH PORTFOLIO MAY
INVEST IN DERIVATIVE
SECURITIES               The Portfolios may utilize stock futures contracts,
                         options, warrants, convertible securities and swap agreements to a limited extent. Such instruments are commonly referred to as "derivatives," because their value is based on (or "derived" from) a traditional security or a market index. Specifically, each Portfolio may enter into futures contracts and options provided that not more than 5% of its assets is required as a margin deposit for futures contracts or options. Additionally, the Fund's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Futures contracts, options, warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying Index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract, option, warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index. While each of these securities can be used as leveraged investments, the Portfolios may not use them to leverage its net assets.

FUTURES CONTRACTS,
OPTIONS, WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS
POSE CERTAIN RISKS       The risk of loss associated with futures contracts in
                         some strategies can be substantial due to the leverage associated with low margin deposits. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain. However, the Portfolios will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Portfolios are: (i) imperfect correlation between the change in market value of the stocks held by a Portfolio and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange traded securities. Illiquid securities, in general, including swap agreements, may not represent more than 15% of the net assets of a Portfolio.

                         Since there are no futures traded on the MSCI indexes, it will be necessary for the Portfolios to utilize a composite of other futures contracts to simulate the performance of the Indexes. This process may magnify the "tracking error" of a Portfolio's performance compared to that of its Index, due to lower correlation of the selected futures with its Index. The investment adviser will attempt to reduce this tracking error by investing in futures contracts whose behavior is expected to resemble that of the underlying securities, although there can be no assurance that these selected futures will perfectly correlate with the performance of any Index.

                         Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Portfolios will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Portfolios will not be able to meet their obligation to the counterparty. This risk will be mitigated by investing the Portfolios in the specific asset for which it is obligated to pay a return.

ALL FOUR PORTFOLIOS MAY  Each Portfolio may enter into foreign currency forward
ENTER INTO FORWARD       and foreign currency futures contracts in order to
CURRENCY CONTRACTS       maintain the same currency exposure as its respective
                         index. A Portfolio may not enter into such contracts for speculative purposes, or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar. A foreign currency forward contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

THREE PORTFOLIOS MAY     The European, Pacific and Emerging Markets Portfolios
LEND THEIR SECURITIES    may lend their investment securities to qualified
                         institutional investors for either short-term or long-term purposes of realizing additional income.
                         Loans of securities by the Portfolios will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least
                         100% of the current market value of the loaned securities.


PORTFOLIO TURNOVER       Although the Portfolios generally seek to invest for
IS EXPECTED TO BE LOW    the long term, the Portfolios retain the right to sell
                         securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Portfolios, the portfolio turnover rate for each Portfolio is expected to be under 50%, a generally lower turnover rate than for most other mutual funds. A portfolio turnover rate of 50% would occur if one half of a Portfolio's securities were sold within one year. Ordinarily, securities will be sold from a Portfolio only to reflect certain administrative changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows out of the Portfolio while maintaining the similarity of the Portfolio to its benchmark index.

EACH PORTFOLIO MAY
BORROW MONEY             Each Portfolio may borrow money from a bank up to a
                         limit of 15% of the market value of its assets, but
                         only for temporary or emergency purposes. A Portfolio
                         may borrow money only to meet redemption requests prior
                         to the settlement of securities already sold or in the
                         process of being sold by the Portfolio. To the extent
                         that a Portfolio borrows money prior to selling
                         securities, the Portfolio may be leveraged; at such
                         times, the Portfolio may appreciate or depreciate in
                         value more rapidly than its benchmark index. Each
                         Portfolio will repay any money borrowed in excess of 5%
                         of the market value of its total assets prior to
                         purchasing additional portfolio securities.
--------------------------------------------------------------------------------


INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS              Each Portfolio has adopted limitations on some of its
                         investment policies. Some of these limitations are that the Portfolio will not:


                         (a) with respect to 75% of its assets, purchase
                             securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer, except for the Total International Portfolio, which will normally invest 100% of its assets in the underlying Portfolios of the International Equity Index Fund.
                         (b) with respect to 75% of its assets, purchase more
                             than 10% of the voting securities of any issuer;
                         (c) invest more than 25% of its assets in any one
                             industry, except for the Total International
                             Portfolio which may invest more than 25% of its assets in investment companies which are the underlying Portfolios of the Fund; and
                         (d) borrow money except from banks for temporary or
                             emergency purposes and in no event in excess of 15% of the market value of its total assets.


                         A complete list of each Portfolio's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of each Portfolio's shareholders.

--------------------------------------------------------------------------------


MANAGEMENT OF
THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES
THE PORTFOLIOS           Vanguard International Equity Index Fund is a member of
                         The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 95 distinct investment port-folios and total assets in excess of $360 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the
                         Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1997, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately

                         .28% compared to an average of 1.24% for the mutual fund industry (data provided by Lipper Analytical Services, Inc.).


                         Vanguard Total International Portfolio is an independent series of Vanguard STAR Fund. The Portfolio operates under a separate service agreement and, to the extent that its assets are composed of shares of other Vanguard funds, it will bear no direct expenses.

                         The Officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Directors (Trustees). The Directors (Trustees) set broad policies for the Funds and choose the Officers. A list of the Directors (Trustees) and Officers of the Funds and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                         Vanguard employs a supporting staff of management and administrative personnel to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

                         Vanguard provides distribution and marketing services to the Funds. The Funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each Fund bears its own share of the Group's distribution costs.
--------------------------------------------------------------------------------


INVESTMENT               The Vanguard International Equity Index Fund receives
ADVISER                  all investment advisory services on an at-cost basis
                         from Vanguard's Core Management Group, which also
VANGUARD MANAGES         provides investment advisory services to Vanguard Index
THE FUNDS ON AN          Trust, the equity portion of Vanguard Balanced Index
AT-COST BASIS            Fund, Vanguard Institutional Index Fund, a portion of
                         the assets of Vanguard/Windsor II, Vanguard Explorer
                         Fund, and Vanguard/Morgan Growth Fund, the Equity Index
                         Portfolio of Vanguard Variable Insurance Fund, Vanguard
                         Tax-Managed Fund, the REIT Index Portfolio of Vanguard
                         Specialized Portfolios, the Total International
                         Portfolio of Vanguard STAR Fund, the Aggressive Growth
                         Portfolio of Vanguard Horizon Fund, and several indexed separate accounts. Total indexed assets under management as of December 31, 1997, were $97 billion.
                         The Portfolios of Vanguard International Equity Index
                         Fund are not actively managed, but are instead administered by the Core Management Group using computerized, quantitative techniques. The Group is supervised by the Officers of the Funds.




                         The adviser is authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the adviser may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.


                         The Total International Portfolio does not employ an investment adviser.
--------------------------------------------------------------------------------

DIVIDENDS,               Each Portfolio intends to distribute substantially all
CAPITAL GAINS            of its ordinary income in the form of dividends. The
AND TAXES                Portfolios pay annual dividends. Capital gains
                         distributions, if any, are also made annually.
DIVIDENDS AND ANY
CAPITAL GAINS WILL BE    Each Portfolio's dividend and capital gains
PAID ANNUALLY            distributions may be reinvested in additional shares or
                         received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                         In order to satisfy certain distribution requirements of the Tax Reform Act of 1986, each Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by each Portfolio and received by shareholders on December 31 of the prior year.


EACH PORTFOLIO WILL      Each Portfolio will automatically deduct a $10 annual
CHARGE A $10 ACCOUNT     account maintenance fee from the dividend income of
MAINTENANCE FEE          each Portfolio account on an annual basis. If the
                         dividend to be paid to an account is less than the fee to be deducted, sufficient shares will be redeemed from an account to make up the difference. The Board of Directors (Trustees) reserves the right to change the annual account maintenance fee to reflect the actual cost of maintaining smaller shareholder accounts. For federal tax purposes, the account maintenance fee does not reduce dividend income and may be treated as an investment expense by each shareholder (subject to limitations). The account maintenance fee will be waived for shareholders with an account balance of $10,000 or more.


                         Each Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by each Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will not generally qualify for the intercorporate dividends-received deduction.


                         Distributions paid by a Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in a Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Capital gains distributions are made when a Portfolio realizes net capital gains on sales of portfolio securities during the year or when a Portfolio receives distributions of long-term capital gains from investments in other regulated investment companies. A Portfolio does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                         Note that if you elect to receive capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in a Portfolio. Also, keep in mind that if you purchase shares in a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                         The Funds will notify you annually as to the tax status of dividend and capital gains distributions paid by each Portfolio.


THREE PORTFOLIOS MAY
"PASS THROUGH"
FOREIGN TAXES            The European, Pacific, and Emerging Markets Portfolios
                         may elect to "pass through" to their shareholders the amount of foreign income taxes paid by a Portfolio. The
                         Portfolios will make such an election only if it is deemed to be in the best interests of shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro rata share of foreign taxes paid by the Portfolio.
                         However, shareholders will be able to treat their pro rata share of foreign taxes as either an itemized deduction or a foreign tax credit against U.S. income taxes (but not both) on their federal income tax return.


ANY FOREIGN TAX CREDITS
WOULD NOT "PASS
THROUGH" TO TOTAL
INTERNATIONAL PORTFOLIO
SHAREHOLDERS             If the European, Pacific or Emerging Markets Portfolios
                         elect to pass through foreign taxes to their shareholders, the foreign tax credit would not pass through to Total International Portfolio shareholders.
                         Since the Total International Portfolio holds shares of the European, Pacific and Emerging Markets Portfolios, which are U.S. corporations, and does not hold shares of foreign securities, it cannot pass through the foreign tax credit to its investors. However, the Total
                         International Portfolio would claim a deduction for foreign taxes paid by the underlying funds.

A CAPITAL GAIN OR LOSS
MAY BE REALIZED
UPON EXCHANGE OR
REDEMPTION               A sale of shares of a Portfolio is a taxable event, and
                         may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two portfolios of a mutual fund). You are responsible for calculating any capital gains or losses realized upon redemption or exchange of a Portfolio's shares.

                         Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                         Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.


                         Vanguard International Equity Index Fund has obtained a certificate of authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, shares of the Fund will be exempt from Pennsylvania personal property taxes.

                         Vanguard Total International Portfolio is part of a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. The Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are residents of the City and School District of Pittsburgh.

                         The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------


THE SHARE PRICE OF
EACH PORTFOLIO           Each Portfolio's share price, or "net asset value" per
                         share, is calculated by dividing the total assets of the Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock
                         Exchange (the "Exchange"), generally 4:00 p.m. Eastern time, on each day that the Exchange is open for trading.



                         Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.



                         Short term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.



                         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-sized transactions in similar groups of securities as well as any developments related to specific securities.

                         Foreign securities are valued at the last quoted sales price, according to the broadest and most representative market, available at the time a Portfolio is valued. If events which materially affect the value of a Portfolio's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                         In determining a Portfolio's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Directors.



                         Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.



                         The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Index Funds.

--------------------------------------------------------------------------------

GENERAL
INFORMATION              Vanguard International Equity Index Fund is organized
                         as a Maryland corporation. The Articles of Incorporation permit the Directors to issue
                         1,500,000,000 shares of common stock with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of three series.

                         The shares of each series are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors (Trustees) can elect 100% of the Directors (Trustees) if they so choose. Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director (Trustee) or Directors (Trustees) of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                         The Total International Portfolio is an independent series of Vanguard STAR Fund, a Pennsylvania business trust.

                         All securities and cash for the European, Pacific and Emerging Markets Portfolios are held by Morgan Stanley Trust Company. CoreStates Bank, N.A., holds the daily cash balances that are used by these three Portfolios to invest in repurchase agreements or securities acquired in these transactions. Securities and cash for the Total International Portfolio are held by CoreStates. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountant for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE


OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement for each Portfolio ($1,000 for Uniform Gifts/Transfers to Minors Act accounts and Individual Retirement Accounts, $500 minimum for an Education IRA). To open a new account by wire, you must call Client Services before initiating the wire transfer. If you wish to establish a Vanguard Individual Retirement Account, you must establish the account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than $1,000, but no more than $2,000 if you are making a regular IRA contribution. (Rollover IRA contributions may be made in greater amounts). If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447). NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.


                         The shares of each Portfolio are purchased at the next-determined net asset value after your investment has been received. The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS             1) Because of the risks associated with common stock
                            investments, the Portfolios are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Portfolios reserve the right to reject any specific purchase (and exchange purchase) request. The Portfolios also reserve the right to suspend the offering of shares for a period of time.

                         2) Vanguard will not accept third-party checks to
                            purchase shares of the Portfolios. Please be sure your purchase check is made payable to The Vanguard Group.


IMPORTANT NOTE
ON EXPENSES              The Emerging Markets Portfolio assesses a 1%
                         transaction fee on redemptions. Each Portfolio assesses a transaction fee on purchases (1.0% for the Emerging
                         Markets Portfolio, 0.5% for the European Portfolio,
                         0.5% for the Pacific Portfolio, and 0.5% for the Total
                         International Portfolio), as well as a $10 annual account maintenance fee. The $10 annual account maintenance fee will be waived for shareholders with an account balance of $10,000 or more at the time of the annual deduction. See "Portfolio Expenses."


ADDITIONAL
INVESTMENTS              Subsequent investments to regular accounts may be made
                         by mail ($100 minimum), wire ($1,000 minimum), written exchange from another Vanguard Fund account ($100 minimum), or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another

                         Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.
   -----------------------------------------------------------------------------


                                                                    ADDITIONAL INVESTMENTS
                                NEW ACCOUNT                         TO EXISTING ACCOUNTS
PURCHASING BY MAIL              Please include the amount           Additional investments
                                of your initial investment          should include the
Complete and sign the           on the registration form,           Invest-by-Mail remittance
enclosed Account                make your check payable to          form attached to your Fund
Registration Form               The Vanguard                        confirmation statements.
                                Group-(Portfolio Number),           Please make your check
                                see below for appropriate           payable to The Vanguard
                                Portfolio number, and mail          Group-(Portfolio Number),
                                to:                                 see below for the
                                                                    appropriate Portfolio
                                THE VANGUARD GROUP                  number, write your account
                                P.O. BOX 2600                       number on your check and,
                                VALLEY FORGE, PA 19482-2600         using the return envelope
                                                                    provided, mail to the
                                                                    address indicated on the
                                                                    Invest-by-Mail Form.

For express or                  THE VANGUARD GROUP                  All written requests should
registered mail,                455 DEVON PARK DRIVE                be mailed to one of the
send to:                        WAYNE, PA 19087-1815                addresses indicated for new
                                                                    accounts. Do not send
                                                                    registered or express mail
                                                                    to the post office box
                                                                    address.
                                European Portfolio -- 79
                                Emerging Markets Portfolio -- 533
                                Pacific Portfolio -- 72
                                Total International Portfolio -- 113
                                ---------------------------
PURCHASING BY WIRE                                CORESTATES BANK, N.A.
                                                  ABA 031000011
Money should be                                   CORESTATES NO. 0101 9897
wired to:                                         ATTN: VANGUARD
                                                  VANGUARD INTERNATIONAL EQUITY
BEFORE Wiring                                     INDEX FUND
                                                  NAME OF PORTFOLIO
Please contact                                    ACCOUNT NUMBER (or temporary reference number
Client Services                                     for new accounts)
(1-800-662-2739)                                  ACCOUNT REGISTRATION


                         You should notify our Client Services Department of
                         your intended wire purchase by 12:00 noon (Eastern
                         time). To assure proper receipt, please be sure your
                         bank includes the Portfolio name, the account number
                         Vanguard has assigned to you and the eight-digit
                         CoreStates number. If you are opening a new account,
                         please complete the Account Registration Form and mail
                         it to the "New Account" address above after completing
                         your wire arrangement. Note: Federal Funds wire
                         purchase orders will be accepted only when the Fund and
                         Custodian Bank are open for business. Funds must be
                         received at the Federal Reserve Bank by 4:00 p.m.
                         Eastern time in order to receive that day's trade date.
-----------------------------------------------------------------------------
PURCHASING BY
EXCHANGE (from a
Vanguard account)        Telephone exchanges are not accepted for the Fund. You
                         may, however, open an account by exchange by providing
                         the appropriate information on the Account Registration
                         Form. The new account will have the same
                         registration as the existing account. The Fund reserves
                         the right to refuse any exchange purchase request.
   -----------------------------------------------------------------------------

PURCHASING BY
FUND EXPRESS
Automatic Investment     The Fund Express Automatic Investment option lets you
                         move money automatically from your bank account to your
                         Vanguard account on the schedule (monthly, bimonthly
                         [every other month], quarterly, semiannually, or
                         annually) you select. To establish this option, please
                         provide the appropriate information on the Account
                         Registration Form. We will send you a confirmation of
                         your Fund Express enrollment; please wait two weeks
                         before using the service.
--------------------------------------------------------------------------------


CHOOSING A


DISTRIBUTION


OPTION                   You must select one of four distribution options:



                         1. AUTOMATIC REINVESTMENT OPTION -- Both dividend and
                            capital gains distributions will be reinvested in additional shares. This option will be selected for you automatically unless you specify one of the other options.


                         2. CASH DIVIDEND OPTION -- Your dividends will be paid
                            in cash and your capital gains will be reinvested in additional shares.


                         3. CASH CAPITAL GAINS OPTION -- Your capital gains
                            distributions will be paid in cash and your dividends will be reinvested in additional shares.



                         4. ALL CASH OPTION -- Both dividend and capital gains
                            distributions will be paid in cash.


                         You may change your option by calling our Client Services Department (1-800-662-2739).


                         If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.



                         In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

--------------------------------------------------------------------------------

TAX CAUTION
INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING         Under Federal tax laws, each Portfolio is required to
                         distribute net capital gains and dividend income to Portfolio shareholders. These distributions are made to all shareholders who own Portfolio shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or capital gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution
                         (assuming there is no market change) -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.



                         Prospective investors should, therefore, inquire about potential distributions before investing. The Portfolios' annual dividend and capital gains distributions normally occur in December. In addition, the Portfolios may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

--------------------------------------------------------------------------------

IMPORTANT
INFORMATION              The easiest way to establish optional Vanguard services
                         on your account is to select the options you desire when you complete your Account Registration Form.

ESTABLISHING OPTIONAL
SERVICES IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES               For our mutual protection, we may require a signature
                         guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                         SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY
                         PUBLIC.

CERTIFICATES             Share certificates for the European and Pacific
                         Portfolios (but not for the Emerging Markets and Total
                         International Portfolios) will be issued upon request.
                         If a certificate is lost, you may incur an expense to replace it.


BROKER/DEALER
PURCHASES                If you purchase shares in Vanguard Funds through a
                         registered broker/dealer or investment adviser, the broker/dealer or adviser may charge a service fee.



CANCELLING TRADES        The Portfolios will not cancel any trade (e.g.,
                         purchase, exchange or redemption) believed to be authentic, once the trade request has been received in writing or by telephone.



ELECTRONIC
PROSPECTUS
DELIVERY You may receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format through Vanguard's website at www.vanguard.com. For additional information please see "Other Vanguard
                         Services -- Computer Access."

--------------------------------------------------------------------------------


WHEN YOUR
ACCOUNT WILL
BE CREDITED              Your trade date is the date on which your account is
                         credited. If your purchase is made by check, Federal
                         Funds wire or exchange, and is received by the close of trading on the New York Stock Exchange (the "Exchange") generally 4:00 p.m. Eastern time, your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. All four Portfolios charge a transaction fee on purchases (1.0% for the Emerging Markets
                         Portfolio, 0.5% for the

                         European Portfolio, 0.5% for the Pacific Portfolio, and 0.5% for the Total International Portfolio). See "Portfolio Expenses."


                         In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------


SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. (Please see "Important Redemption Information.") You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.


-----------------------------------------------------------------------------
SELLING BY MAIL          Requests should be mailed to THE VANGUARD GROUP,
                         VANGUARD INTERNATIONAL INDEX PORTFOLIOS, P.O. BOX 1120,
                         VALLEY FORGE, PA 19482-1120. (For express or registered mail, send your request to The Vanguard Group, Vanguard
                         International Index Portfolios, 455 Devon Park Drive,
                         Wayne, PA 19087-1815.)



                         The Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including exchanges of shares).


                         The redemption price of shares will be the Portfolio's
                         net asset value next determined after Vanguard has
                         received all required documents in Good Order.
-----------------------------------------------------------------------------
DEFINITION OF
GOOD ORDER               GOOD ORDER means that the request includes the
                         following:

                         1. The account number and Portfolio name.
                         2. The amount of the transaction (specified in dollars
                            or shares).
                         3. The signatures of all owners EXACTLY as they are
                            registered on the account.
                         4. Any required signature guarantees.

                         5. Other supporting legal documentation that may be
                            required in the case of estates, corporations, trusts and certain other accounts.

                         6. Any certificates that you are holding for the
                            account.

                         IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).

-----------------------------------------------------------------------------
SELLING BY TELEPHONE     To sell shares by telephone, you or your pre-authorized
                         representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners. Please see
                         "Important Information About Telephone Transactions."

-----------------------------------------------------------------------------

SELLING BY FUND          With the Fund Express Automatic Withdrawal option,
EXPRESS                  money will be automatically moved from your Vanguard
                         Fund account to your bank account according to the
Automatic                schedule you have selected. You may elect Fund Express
Withdrawal               on the Account Registration Form or call our Investor
                         Information Department (1-800-662-7447) for a Fund
                         Express Application.
-----------------------------------------------------------------------------
SELLING BY EXCHANGE      You may sell shares by making an exchange to another
                         Vanguard Fund account. Exchanges to or from the
                         Portfolios may be made only by mail. Please see
                         "Exchanging Your Shares" for details.
-----------------------------------------------------------------------------
IMPORTANT
REDEMPTION
INFORMATION              Shares purchased by check or Fund Express may be
                         redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.

-----------------------------------------------------------------------------
DELIVERY OF
REDEMPTION
PROCEEDS Redemption requests received by telephone prior to the close of trading on the Exchange are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.


                         Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                         Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described in "Important Redemption Information."

                         If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                         Each Portfolio may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                         If the Board of Directors determines that it would be
                         detrimental to the best interests of a Portfolio's
                         remaining shareholders to make payment in cash, a
                         Portfolio may pay redemption proceeds in whole or in
                         part by a distribution in kind of readily marketable
                         securities.
-----------------------------------------------------------------------------
VANGUARD'S AVERAGE
COST STATEMENT           If you make a redemption from a qualifying account,
                         Vanguard will send you an Average Cost Statement which
                         provides you with the tax basis of the shares you
                         redeemed. Please see "Statements and Reports" for
                         additional information.
-----------------------------------------------------------------------------

LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT      Due to the relatively high cost of maintaining smaller
                         accounts, each Portfolio will automatically deduct a $10 annual fee in either June or December from non-retirement accounts with balances falling below
                         $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed
                         $50,000.


                         In addition, each Portfolio reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                         Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Portfolio's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of a Portfolio for those of other available Vanguard Funds. Exchanges to or from a Portfolio may be made only by mail. TELEPHONE EXCHANGES BETWEEN NON-RETIREMENT ACCOUNTS ARE NOT ACCEPTED FOR THE FUND. Note, too, that the Emerging Markets Portfolio charges a 1% transaction fee on all redemptions (including the exchange of shares).

-----------------------------------------------------------------------------
EXCHANGING BY MAIL       Please be sure to include on your exchange request the
                         name and account number of your current Portfolio, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to THE
                         VANGUARD GROUP, VANGUARD INTERNATIONAL INDEX
                         PORTFOLIOS, P.O. BOX 1120, VALLEY FORGE, PA 19482-1120.
                         (For express or registered mail, send your request to The Vanguard Group, Vanguard International Index
                         Portfolios, 455 Devon Park Drive, Wayne, PA
                         19087-1815.)


-----------------------------------------------------------------------------
EXCHANGING ONLINE        You may use your personal computer to exchange shares
                         of most Vanguard funds by accessing our website
                         (www.vanguard.com). To establish this service for your account, you must first register through the website.
                         We will then send to you, by mail, an account access password that will enable you to make online exchanges.



                         The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.


-----------------------------------------------------------------------------
IMPORTANT EXCHANGE
INFORMATION              Before you make an exchange, you should consider the
                         following:


                         - Please read the Fund's prospectus before making an
                           exchange. For an additional copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                         - An exchange is treated as a redemption and a
                           purchase. Therefore, you could realize a taxable gain or loss on the transaction.


                         - Exchanges by telephone are accepted only if the
                           registrations and the taxpayer identification numbers of the two accounts are identical.



                         - To exchange into an account with a different
                           registration (including a different name, address, or taxpayer identification number), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners on your written instructions.


                         - The shares to be exchanged must be on deposit and not
                           held in certificate form.

                         - New accounts are not currently accepted in
                           Vanguard/Windsor Fund.

                         - The redemption price of shares redeemed by exchange
                           is the net asset value next determined after Vanguard has received all required documentation in Good Order.

                         - When opening a new account by exchange, you must meet
                           the minimum investment requirement of the new Fund.


                         Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange as deemed necessary, at any time.

--------------------------------------------------------------------------------

EXCHANGE
PRIVILEGE
LIMITATIONS              The Fund's exchange privilege is not intended to afford
                         shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.


                         Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from a Portfolio during any twelve-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard port-folios) that is reasonably deemed to be disruptive to efficient portfolio management.

--------------------------------------------------------------------------------


IMPORTANT
INFORMATION
ABOUT TELEPHONE
TRANSACTIONS             The ability to initiate redemptions (except wire or
                         Fund Express redemptions) by telephone is automatically established on your account unless you request in writing that telephone transactions on your account not be permitted.

                         To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                         1. SECURITY CHECK.  To request a transaction by
                            telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.


                         2. PAYMENT POLICY.  The proceeds of any telephone
                            redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.


                         Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------


TRANSFERRING
REGISTRATION             You may transfer the registration of any of your Fund
                         shares to another person by completing a transfer form and sending it to: THE VANGUARD GROUP, ATTENTION:
                         TRANSFER DEPARTMENT, P.O. BOX 1110, VALLEY FORGE, PA
                         19482-1110. The request must be in Good Order. To obtain a transfer form and full instructions, please call our Client Services Department (1-800-662-2739).

--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                         Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account during the most recent quarter may expect to receive an Average Cost Statement along with their quarterly Portfolio Summary State-ment. Please call our Client Services Department (1-800-662-2739) for information.


                         Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end. To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE          With Vanguard Direct Deposit Service, most U.S.
                         Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC
EXCHANGE SERVICE         Vanguard Automatic Exchange Service allows you to move
                         money automatically among your Vanguard Fund accounts.
                         For instance, the service can be used to "dollar-cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services
                         Department at 1-800-662-2739 for additional information.

VANGUARD FUND
EXPRESS Vanguard Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                         Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.


VANGUARD DIVIDEND
EXPRESS Vanguard Dividend Express allows you to transfer your dividend and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Vanguard Dividend Express application.


VANGUARD
TELE-ACCOUNT(R)          Vanguard Tele-Account is a convenient, automated
                         service that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact
                         Vanguard Tele-Account service, dial 1-800-ON-BOARD
                         (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor
                         Information Department (1-800-662-7447).

COMPUTER ACCESS


VANGUARD ONLINE
www.vanguard.com
                         Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.



                         Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    THE VANGUARD GROUP
    P.O. BOX 2600
    VALLEY FORGE, PA 19482
    INVESTOR INFORMATION
    DEPARTMENT:
    1-800-662-7447 (SHIP)
    CLIENT SERVICES
    DEPARTMENT:
    1-800-662-2739 (CREW)
    TELE-ACCOUNT FOR
    24-HOUR ACCESS:
    1-800-662-6273 (ON-BOARD)
    TELECOMMUNICATION SERVICE
    FOR THE HEARING-IMPAIRED:
    1-800-662-2738
    TRANSFER AGENT:
    The Vanguard Group, Inc.
    P.O. Box 2600
    Valley Forge, PA 19482
      P072                                                                                                   0498


--------------------------------------------------------------------------------

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 16th day of April, 1998.


                                    VANGUARD STAR FUND

                                    By:           RAYMOND J. KLAPINSKY
                                       -----------------------------------------
                                                    John J. Brennan*,
                                        Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


         Signatures                       Title                        Date
         ----------                       -----                        ----

By:    RAYMOND J. KLAPINSKY      Senior Chairman of the           April 16, 1998
   ----------------------------    Board and Trustee
          John C. Bogle*


By:    RAYMOND J. KLAPINSKY      Chairman, Trustee and            April 16, 1998
   ----------------------------    Chief Executive Officer
         John J. Brennan*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
        Robert E. Cawthorn*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
      Barbara B. Hauptfuhrer*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
        Bruce K. MacLaury*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
       Burton G. Malkiel, Jr.*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
       Alfred M. Rankin, Jr.*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
         John C. Sawhill*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
        James O. Welch, Jr.*


By:    RAYMOND J. KLAPINSKY      Trustee                          April 16, 1998
   ----------------------------
       J. Lawrence Wilson*


By:    RAYMOND J. KLAPINSKY      Treasurer and Principal          April 16, 1998
   ----------------------------    Financial Officer and
        Richard F. Hyland*         Accounting Officer

* By Power of Attorney. See File Number 2-14336, January 23, 1990, Incorporated by Reference.
                                                                             C-1